This presentation contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements contained in this presentation, which are not generally historical in nature, include those that express a belief, expectation or intention regarding our future activities, plans and goals and our current expectations with respect to, among other things: our ability to successfully integrate acquisitions; our operating cash flows, the availability of capital and our liquidity; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, including due to supply of oil and gas, declining or perceived instability of commodity prices, overcapacity of supply, constrained pipeline capacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which may impact the level of drilling, completion and production activity and spending patterns by our customers; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; pressure on pricing for our services, including due to competition and industry and/or economic conditions, which impacts, among other things, our ability to implement price increases or maintain pricing and margin on our services; the loss of, or interruption or delay in operations by, one or more customers; the failure by one or more of our customers to pay amounts when due, or at all; changes in customer requirements in the markets or industries we serve; costs, delays, compliance requirements and other difficulties in executing our short-and long-term business plans and growth strategies; the effects of recent or future acquisitions or customer opportunities on our business, including our ability to successfully integrate our operations and the costs incurred in doing so and the costs and potential liabilities associated with new or expanded areas of operational risks (such as offshore or international operations); business growth outpacing the capabilities of our infrastructure; the loss of, or interruption or delay in operations by, one or more of our key suppliers, including resulting from product defects, recalls or suspensions; adverse weather conditions in oil and gas producing regions; operating hazards inherent in our industry, including the possibility of accidents resulting in personal injury or death, property damage or environmental damage; the effect of environmental and other governmental regulations on our operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our hydraulic fracturing services; the incurrence of significant costs and liabilities resulting from litigation or governmental proceedings; the incurrence of significant costs and liabilities or severe restrictions on our operations or the inability to perform certain operations or provide certain services resulting from a failure to comply, or our compliance with, new or existing regulations; the effect of new or existing regulations, industry and/or commercial conditions on the availability of and costs for raw materials, consumables and equipment; our ability to implement new technologies and services; the loss of, or inability to attract, key management and other competent personnel; a shortage of qualified workers; damage to or malfunction of equipment; our ability to maintain sufficient liquidity and/or obtain adequate financing to allow us to execute our business plan; and our ability to comply with covenants under our credit facility. For additional information regarding known material factors that could affect our operating results and performance, please see our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which are available at the SEC’s website, http://www.sec.gov. Should one or more of these known material risks occur, or should the underlying assumptions change or prove incorrect, our actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. All subsequent written or oral forward-looking statements concerning us are expressly qualified in their entirety by the cautionary statements above. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law. All information in this presentation is as of March 31, 2019 unless otherwise indicated. Non-GAAP Financial Measures: This presentation includes consolidated Adjusted EBITDA, Adjusted Net Income, Free Cash Flow and Adjusted EBITDA per fleet, all of which are measures not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Please see slides 29 – 31 for a reconciliation of net income (loss) to each of Adjusted Net Income (loss) and Adjusted EBITDA. Segment Adjusted EBITDA: Adjusted EBITDA at the segment level is not considered to be a non-GAAP financial measure as it is our segment measure of profit or loss and is required to be disclosed pursuant to ASC 280, Segment Reporting. Certain Definitions: We calculate “margin %” as the specified metric divided by revenue.

1Q’19 Revenue: $511MM Committed to Safety Unwavering Focus on Quality and Quality Management and Safety Record Fluids Management New Well Specialized Completions, Well 7% Rig Services Focused Services Construction & Intervention Services 13% Scalable Footprint, Active in Geographic Diversity Most U.S. Land Basins Coiled Tubing Fracturing 5% 46% Focused on Generating Disciplined Capital Allocation to Shareholder Returns Maximize Value for Our Shareholders 11% Cementing Diversity of Service Lines Disciplined Growth Supports Sustainable Growth 2% Other 16% Standardized Equipment Leads to Completions Focused on Execution Best-In-Class Service Quality Wireline & Pumping Technology Enhanced R&T Focused on Safety, Efficiencies 80% of Revenue from New Well Focused Services Efficiencies and Profitability

Operating Footprint 1Q’19 Revenue by Basin 6% 13% 42% 12% 9% 18% West Texas South Texas / East Texas ● Purposely focused on U.S. onshore market and well positioned for future activity growth Rockies / Bakken California Mid-Continent Northeast 1. Based on internal market assessment as of March 31, 2019.

Objectives Strategies Results ● Safe, high-quality and reliable service that focuses on Price Structure reducing customer total well cost Competitive Reflects Value ● Built-for-purpose, well-maintained quality equipment We Provide Margins Across to Customers ● Partner with efficient customers using dedicated fleets to All Service Lines maximize utilization and capture efficiencies ● Equipment designed for lowest cost of ownership Significant Lower Costs to ● Invest in value-add technologies that increase safety, Improve Profitability efficiencies, profitability and minimize environmental impact Operating ● Optimize supply chain through strategic partnerships Leverage ● Deploy capital to highest cycle returns and shortest payback periods Strong Returns, Allocate Capital to ● Consider both internal investments and external opportunities Higher Return Free Cash Flow Projects ● Eliminate underperforming businesses and Balance ● “Deploy or Return” philosophy focused on long-term Sheet value creation Committed to Creating Long-Term Shareholder Value

● Operating segments compete for capital based on returns Balanced Capital ● Capital deployed with clear visibility on revenue generation Expenditures ● Flexibility to divert or suspend in changing markets ● Continuous drive to improve our cost structure Prudent Strategic ● Balance returns vs. longer payback periods Initiatives ● Build businesses that drive long-term free cash flow ● Monetize or shut-down dilutive business lines Sensible Portfolio Management ● M&A strategy focused on strategic growth and acquiring accretive businesses Prioritize Generating ● $1.3B of NOLs provide tax free returns Best Returns and ● Executed $40MM of $150MM stock Free Cash Flow buyback program MAXIMIZING SHAREHOLDER RETURNS

Why Customers Choose C&J Diverse Customer Base ─ No Individual Exposure Greater than 10% of 2018 Revenues Reputation for Safety and Service Quality High Quality Assets and Execution Service Line and Geographic Diversity Value-Add, Reliability-Focused Technologies Logos from next few pages Recent Customer Award Congratulations to Congratulations to C&J Well Services, Inc. C&J Well Services, Inc. 2018 Safety Award 2017 Top Business Partner Gold Award, Group V V&V Conformance

1Q'19 Financial Highlights & Market Conditions

1Q'19 Market Conditions

- Revenue decreased y-o-y but increased 4% sequentially; Adj. EBITDA decreased both y-o-y and sequentially
- Results negatively affected by inclement weather and lower customer activity levels in our non-fracturing businesses
- Fracturing utilization increased due to higher customer activity levels and more dedicated frac fleets
- Wireline and Pumpdown experienced a slow start in several basins; however, activity levels improved in March
- Lower drilling rig counts negatively affected our Cementing business; however, rig counts improved in March
- Inclement weather negatively affected our Well Support Services segment in all operating basins throughout the quarter

Consolidated Revenue



($ in MM)
$553
$611
$568
$491
$511
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

Consolidated Adjusted EBITDA[1]



($ in MM)
Margin (%)
14%
$79
15%
$92
14%
$77
11%
$53
10%
$50
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

Consolidated Adjusted Net Income (Loss)[1]



($ in MM)
$29
$35
$11
-$18
-$19
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

1. See slide 29 for a reconciliation of net income (loss) to Adjusted Net Income (loss) to Adjusted EBITDA.

13 | C&J ENERGY SERVICES

($ in MM) ● Segment revenue decreased 13% year-over-year, $413 but increased 12% sequentially to $327MM $374 $373 ● Segment Adjusted EBITDA decreased 33% year- over-year, but increased 23% sequentially to $54MM $327 ● Fracturing revenue decreased 12% year-over-year, $293 but increased 22% sequentially to $236MM ● Fracturing benefited from refreshed E&P capital budgets, greater customer urgency, operational efficiencies and more dedicated frac fleets 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 ● Increased annualized Adjusted EBITDA per fleet by over 60% sequentially to $10.2 million Margin (%) ● Wireline and Pumpdown revenue decreased 17% ($ in MM) 20% year-over-year and 11% sequentially 22% $84 18% ● Wireline and Pumpdown were negatively affected by: $82 $67 17% o Inclement weather in all operating basins 15% $54 o Curtailed customer activity levels in our largest $44 operating basin: Bakken / Rocky Mountains o More competitive pricing environment ● Wireline and Pumpdown pricing has stabilized and 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 customer activity levels have increased in all operating basins as we exited 1Q’19

($ in MM) ● Focused on efficient, committed customers who $289 appreciate the value we provide $269 $252 ● Best-in-class execution and technology-enhanced $236 efficiencies attract “blue-chip” customers $193 ● Expecting a ~30% reduction of annual maintenance capex per fleet compared to 2018 due to the younger profile of our fracturing fleet ● Will redeploy warm stacked fleets when customer demand supports it and targeted returns and payback 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 periods can be achieved ($ in MM) $15.3 17 17 $11.6 15 $10.2 10 $7.2 $6.3 YE'16 YE'17 YE'18 1Q'19 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 1. Represents exit rate for stated period. 2. Includes Fracturing Adjusted EBITDA only. Assumes 40,000 HHP per horizontal equivalent fleet.

A Proven Market Leader in Wireline and Pumpdown

Leading Position

- The #1 service provider and market leader[1]
- Introduced advance pressure control and greaseless cable systems

Scalable Footprint

- Established in most U.S. basins
- Large and diversified group of customers, provided services to over 300 customers in 2018

Attractive Returns Profile

- One of our most profitable businesses – strong profitability and incremental margins
- Favorable incremental margins resulting in payback period of less than a year

Research & Technology Advantage

- In-house manufacturing and technology provides value-add innovation
- Lower cost perf guns and switches increases wireline profitability
- New perf gun design and "quick connect" technologies increase efficiencies and safety



Equipment Summary[2]	Wireline	Pumpdown
Active	67	81
Available Capacity	57	-
Total	124	81

Wireline & Pumpdown Revenue



($ in MM)
$100
$115
$113
$93
$83
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

1. Based on internal market assessment as of March 31, 2019.
2. 1Q'19 average.

16 | C&J ENERGY SERVICES

Well Construction & Intervention Services Overview

First Quarter 2019 Highlights

- Segment revenue and Adjusted EBITDA decreased both year-over-year and sequentially
- Cementing revenue decreased 12% year-over-year and 15% sequentially
- Cementing business was negatively affected by:
  - Reduced drilling rig count from smaller public and private customers in West Texas and the Mid-Continent
  - More competitive pricing environment
- West Texas drilling rig count began to recover in late 1Q'19 resulting in improved customer activity levels entering 2Q'19
- Coiled Tubing revenue decreased 3% year-over-year and 17% sequentially
- Coiled Tubing business was negatively affected by:
  - Unexpected downtime with certain large diameter units
  - Slower than expected completion activity levels in South Texas and the Mid-Continent
- Demand for coiled tubing remains strong and all large diameter units will be deployed in 2Q'19 which should result in higher revenue and profitability

Reported Segment Revenue

($ in MM)



$87
$99
$96
$94
$79
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

Reported Segment Adjusted EBITDA

Margin (%)

($ in MM)



19%
$16
20%
$20
18%
$17
17%
$16
8%
$7
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

17 | C&J ENERGY SERVICES

Expanding Presence in Cementing and Coiled Tubing

Market Position
- 4th largest provider of cementing services in U.S. land with purchase of O-Tex[1]
- A market leader in high spec coiled tubing[1]

Scalable Footprint
- 2nd largest cementer in the Permian Basin[1]
- Added two newbuild 2⅝" coil units late 2Q'18
- Two additional newbuild 2⅝" coil units to arrive by mid-4Q'19

High-Quality Assets
- Advanced cementing fleet with bulk plants and in-house lab capabilities
- 13 large diameter (≥2⅜") coil units capable of supporting depths of up to 25,000 feet

Attractive Financials
- Targeting more profitable long lateral cementing work
- Tight marketplace with increasing margins on large diameter coil jobs

Compelling Returns Profile
- Targeting mid-cycle margins in the mid 20% range resulting in quick paybacks
- High barriers to entry and longer asset lifecycle provides attractive cash flow generation


C&J ENERGY SERVICES
O-TEX CEMENTING

Equipment Summary[2]	Cementing	Coiled Tubing
Active	68	14
Available Capacity	47	14
Total	115	28



1. Based on internal market assessment as of March 31, 2019.
2. 1Q'19 average.

18 | C&J ENERGY SERVICES

Well Support Services Segment Overview

First Quarter 2019 Highlights

- Segment revenue increased 14% year-over-year to $105MM and was essentially flat sequentially
- Segment Adjusted EBITDA increased 25% year-over-year, but decreased 47% sequentially to $7MM
- Segment profitability was negatively affected by:
  - Multiple instances of inclement weather in all operating basins
  - Higher overall labor costs
- Rig Services benefited from the full impact of prior quarter rate increases and slightly higher deployed rig count, all of which was offset by inclement weather
- Demand for plug and abandonment services remained strong, but Special Services revenue and profitability declined sequentially due rig delays caused by weather
- Fluids Management demand continued to improve but higher labor costs and weather caused results to decline sequentially
- Customer demand remains steady and inclement weather has subsided, which should result in improved segment profitability in 2Q'19

Reported Segment Revenue

($ in MM)


$91
$99
$99
$104
$105
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

Reported Segment Adjusted EBITDA

Margin (%)

($ in MM)


6%
$6
12%
$11
11%
$11
13%
$13
7%
$7
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

19 | C&J ENERGY SERVICES

Established Provider of Well Support Services

Market Position

- A top well services company in the U.S. with a proven brand name[1]
- Top 10 customers are majors and large independents – recurring and stable

Diversified Footprint & Scale

- Strong operating presence in California, Rockies, Permian and South Texas
- ~62% class 4+ rigs capable of the most complex jobs

Attractive Financial Returns

- Focused on generating double-digit segment Adjusted EBITDA margin
- Limited capital investment needed to drive cash flow improvement



MACK

Equipment Summary[3]	Rigs	Trucks	SWDs
Active	149	660	23
Idle & Stacked	215	289	-
Total	364	949	23

A Leading Provider of Service Rigs[1][2]

✓ A top rig services position in the U.S.
✓ Over 62% of the rig fleet is high-spec



364
Total Service Rigs
227
Capable of HZ Services
C&J ENERGY SERVICES
Conventional
High Spec



1. Based on internal market assessment as of March 31, 2019.
2. Conventional rigs: 100 – 400 HP rigs; High Spec: 400+ HP.
3. 1Q'19 average.

20 | C&J ENERGY SERVICES

Technology Innovation Drives Efficiency and Safety

R&T and Operations Collaborate to Improve Equipment **Reliability and Reduce Operating Costs…**

- NPT tracking drives Root Cause Analysis by Operations and Equipment Integrity teams
- R&T Team design or source components that provide longer life in our operating envelope
- R&T and Operations test and validate life improvements with new components

…While Increasing Safety and Reducing the Environmental Impact of Our Operations

- Technology investments that enable safer worksite conditions
- Through our technology initiatives, we strive to lower our environmental impact and help our customers do the same

C&J **Hibernate™ Warm Start System**



Reduced Operation Cost

- Warm start being installed on all refurbished pumps
  - Based on proprietary MDT controls
  - Allows frac pumps to be shut down between stages
  - Reduces engine hours, fuel consumption, maintenance, noise and emissions

C&J Realtime Cloud & Data Analytics



Realtime Streaming to the Cloud

- View frac operations from a web browser in any location
  - Monitor wellsite operations with real time data to reduce risk and maximize efficiencies
  - Maintenance monitor equipment status to plan activities
  - Data in the cloud used for data analytics to drive condition based maintenance

C&J Blender Life Enhancements



Evolved to Meet Higher Completion Intensity

- Performance and reliability
  - MDT Controls improve job execution and stream data to the cloud
  - Longer life wear components including discharge pump, piping and manifold
  - Upgraded densitometer and clutch

21 | C&J ENERGY SERVICES

Growing Perf and Plug Operations Drive Higher Margins

Research and Technology Innovation Drives Leadership in Plug and Perf Operation

Significant Savings Delivered in 2018

- Lowest cost of consumables in the industry for guns and switches
- Advanced pressure control increases efficiency and safety at the wellsite

C&J Perforating Leadership



GameChanger™ **Gun System**

- Our enhanced portless gun system
  - Improved Reliability – Eliminates ~60% of misruns
  - Increased Efficiency – Quicker and easier to connect and deploy
- Uses C&J proprietary addressable switch
  - Achieved milestone of one million addressable switches sold

C&J Advanced Pressure Control Equipment



Operational Efficiency & Safety

- Remote operated wellhead connection and ball drop system for Wireline operations
  - C&J proprietary ball drop system
  - Hydraulic quick connect for wireline lubricator increases efficiency
  - Eliminates safety hazard for crew

C&J Frac Plug



Tru-**Mill**™ Frac Plug

- Low cost, high performance & reliable
  - True 10,000 psi rating
  - Compression-molded components mill into fine particles
  - Composite cast iron slips more reliable than ceramic button slips
  - 100% backed-up element system holds for extended periods

22 | C&J ENERGY SERVICES

SG&A Expense D&A Expense ($ in MM) ($ in MM) $63 $61 $60 $66 $54 $60 $46 $54 $50 $50 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 1Q’19 Highlights 2Q’19 Cost Guidance ● SG&A expense decreased 19% year-over-year but increased ● SG&A expense to range between $52MM – $56MM 8% sequentially to $54MM due to increased compensation ● D&A expense to range between $58MM – $62MM expense and higher payroll taxes ● Large NOL position; not expected to be a cash tax payer o Includes $5.6MM of non-cash, long-term with the exception of certain state and local taxes compensation expense ● Capital expenditures expected to range between $55MM – ● Capital expenditures decreased both year-over-year and $65MM sequentially to $48MM primarily due to lower growth capex and our younger fracturing fleet profile

Strong Capital Structure and Reasonable Growth Plan

No Leverage and Ample Liquidity



($ in MM)
Cash
ABL Availability
$466
$356
$110
$393
$317
$76
$371
$235
$136
$364
$275
$89
6/30/2018
9/30/2018
12/31/2018
3/31/2019

- One of the strongest balance sheets in the sector
- Strong liquidity position to fund capital expenditures and potential accretive acquisitions
- As of 3/31/19, excluding letters of credit, no outstanding borrowings under our asset-based credit facility
- ~$1.3Bn of NOLs represents substantial value

2019 Capital Budget & Highlights



Corporate, Facilities, R&T and Other
13%
17%
Growth
70%
Maintenance

- 2019 capital expenditures expected to range between $140MM – $180MM
- Allocating ~$3.0MM of annual maintenance capex per deployed fleet in our Fracturing business, a 30% reduction compared to 2018 due to our younger fleet profile
- Growth capital expenditures mostly pertain to:
  - Two large diameter coiled tubing units with expected delivery by mid 4Q'19
  - Greaseless cable and pressure control systems to increase efficiency and safety in our Wireline business
  - Ancillary components in our Fracturing business to increase safety, reduce non-productive time and lower operating costs

24 | C&J ENERGY SERVICES

Thoughts on the Forward Outlook

2Q'19 Outlook

- Expecting consolidated revenue to increase mid to high single digits sequentially and profitability to improve mostly due to higher customer activity levels in our non-fracturing businesses
- Expecting Fracturing revenue to increase mid single digits sequentially due to stable utilization and pricing
- Wireline and Pumpdown revenue expected to increase upper single to low double digits sequentially due to increased completion activity in all operating basins, especially in the Bakken / Rocky Mountains
- WC&I segment revenue expected to increase mid single digits sequentially due to improved drilling rig counts and all coiled tubing units redeployed to the field by mid-May
- Expecting Well Support Services segment revenue to increase low to mid single digits and profitability to improve sequentially

2019 Thoughts

- Current 2019 budget calls for 695,000 HHP deployed throughout the year at improving utilization
- Remain focused on dedicating frac fleets with long-standing, efficient customers throughout 2019
- Focused on maintaining high utilization and strong market share position in Wireline and Pumpdown businesses
- Pumpdown units expected to be fully deployed
- Focused on keeping large diameter coiled tubing units deployed with high utilization and taking delivery of two new build 2⅝ inch units by mid 4Q'19
- Focused on continuing to high-grade customer base and maintaining market share in our Cementing business; successfully performed multiple jobs for major / large independent customers in 1Q'19
- Focused on continued market share growth in California and West Texas in our Well Support Services segment with primarily major / large independent customers

25 | C&J ENERGY SERVICES

$MM; unless otherwise stated Full Year 1Q'18 2Q'18 3Q'18 4Q'18 2018 1Q'19 Revenue Completion Services $374 $413 $373 $293 $1,454 $327 Well Construction & Intervention Services 88 99 96 94 376 79 Well Support Services 91 99 99 104 393 105 Total Revenue $553 $611 $568 $491 $2,222 $511 Total Gross Profit (1) $134 $147 $122 $94 $497 $94 % Margin 24% 24% 21% 19% 22% 18% Net Income (Loss) $21 $28 $10 ($190) ($130) ($24) Adjusted EBITDA Completion Services $82 $84 $67 $44 $277 $54 Well Construction & Intervention Services 16 20 17 16 70 7 Well Support Services 6 11 11 13 41 7 Corporate / Eliminations (25) (24) (19) (21) (88) (18) Total Adjusted EBITDA (2) $79 $92 $77 $53 $300 $50 % Margin 14% 15% 14% 11% 13% 10% 1. Gross profit defined as revenue less direct costs. 2. Please see slide 29 for a reconciliation from net income (loss), the nearest measure calculated in accordance with U.S. GAAP.

C&J ENERGY SERVICES INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS) TO ADJUSTED EBITDA (In thousands, except share data) (Unaudited) Three Months Ended March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 March 31, 2018 Net income (loss) $ (23,573) $ (189,527) $ 10,433 $ 28,496 $ 20,594 Adjustments, net of tax: Severance and business divestiture costs 3,336 - 129 1,150 6,140 Bad debt reserve 846 - - - - Legal settlements 600 - 500 - 500 Impairment expense - 146,015 - - - Asset impairment - 21,410 - - - Inventory reserve - 6,131 - - - Financial restructuring charges (settlements) - (2,400) - 1,400 - Acquisition-related and other transaction costs - - - 243 727 Non-cash deferred financing charge - - - 1,508 - Restructuring costs and other 261 521 226 2,163 623 Adjusted net income (loss) $ (18,530) $ (17,850) $ 11,288 $ 34,960 $ 28,584 Depreciation and amortization 59,756 63,389 60,748 54,387 46,343 (Gain) loss on disposal of assets 1,956 3,536 2,471 (1,061) (489) Interest expense, net 347 617 669 677 428 Other income, net (465) (316) (370) (294) (620) Income tax expense (benefit) 920 43 (1,504) (893) (60) Non-cash share-based compensation, excluding severance 5,573 3,145 4,071 4,138 4,372 Adjusted EBITDA 49,557 52,564 77,373 91,914 78,558 Per common share: Net income (loss) diluted $ (0.36) $ (2.87) $ 0.16 $ 0.42 $ 0.31 Adjusted net income (loss) diluted $ (0.28) $ (0.27) $ 0.17 $ 0.52 $ 0.42 Diluted weighted average common shares outstanding 65,030 66,138 67,021 67,268 67,266 Note: Adjusted Net Income (Loss) is defined as net income (loss) plus the after-tax amount of acquisition-related costs and other non- routine items. Adjusted Net Income (Loss) per diluted share is calculated as Adjusted Net Income (Loss) divided by diluted weighted average common shares outstanding. Adjusted EBITDA is defined as earnings before net interest expense, income taxes, depreciation and amortization, other income (expense), gain or loss on disposal of assets, acquisition-related costs, non-cash share-based compensation expense and other non-routine items.

C&J ENERGY SERVICES, INC. AND SUBSIDIARIES RECONCILIATION OF NET DECREASE IN CASH AND CASH EQUIVALENTS TO FREE CASH FLOW USAGE (In thousands) (Unaudited) Three Months Ended March 31, 2019 Net decrease in cash and cash equivalents $ (46,916) Share repurchases (1) 3,298 Other financing activities 918 Free Cash Flow usage $ (42,700) 1. These share repurchases were transacted in December 2018 and settled in cash in January 2019. Note: Free Cash Flow is defined as the net increase (decrease) in cash and cash equivalents before financing activities, including share repurchase activity.

C&J ENERGY SERVICES, INC. AND SUBSIDIARIES RECONCILIATION OF FRACTURING NET INCOME (LOSS) TO FRACTURING ADJUSTED EBITDA (In thousands, except average active fleet data) (Unaudited) Three Months Ended March 31, 2019 December 31, 2018 Fracturing net income (loss) $ 10,423 $ (19,748) Adjustments, net of tax: Depreciation and amortization 29,172 26,107 Loss on disposal of assets 2,058 19,027 Non-cash share-based compensation 209 107 Fracturing adjusted EBITDA $ 41,862 $ 25,493 Average active fleets 16.4 16.3 Annualized Adjusted EBITDA per fleet $ 10,210 $ 6,256 Note: Adjusted EBITDA per fleet on an annualized basis, is a non-GAAP measure and is defined as (i) the earnings before net interest expense, income taxes, depreciation and amortization, other income (expense), gain or loss on disposal of assets, acquisition-related costs, non-cash share-based compensation expense and other non-routine items for the fracturing product line, (ii) divided by the active fleets per quarter, and then (iii) multiplied by four.

Supplemental Information

Fracturing Stages


4,652
4,823
4,872
4,197
5,100
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

Wireline Runs


14,704
16,203
15,849
13,132
12,628
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

Coiled Tubing Jobs


810
843
721
721
560
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

Cementing Jobs


2,503
2,357
2,248
2,097
1,898
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19

32 | C&J ENERGY SERVICES

U.S. Rig Hours U.S. Truck Hours 336,261 337,306 96,208 95,149 310,445 93,911 307,002 305,546 92,428 92,956 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19

OUR TOP PRIORITY
SAFE WORK ENVIRONMENT

We continuously strive to reinforce a culture in which our employees are empowered and embrace their obligation to always put safety first.

Technology Investments

RigLock Wellhead Connections®[1]. Enables our field personnel to avoid the dangers of the red zone

Rotary Ball Dispenser (RBD) System. Enables our field personnel to avoid working near high-pressure wellhead equipment

Digital Technology. Help customers actively monitor wellsite operations and make better-informed decisions that reduce risk, maximize efficiencies and optimize production through advanced data-acquisition products that deliver key data to the right people at the right time

Safety Initiatives

Lone Monitor Program. Acts like an observer for our people when working alone and provides near real-time notification of a worker in distress

Fire Suppression System. Automatically applies a foam fire suppressant if a fire starts, protecting our people, customers worksites, and the environment

Driving Safety. In-Vehicle Monitoring Systems (IVMS) and MobilEye in company vehicles to improve driver performance and enhance road safety

Stop Work Authority (SWA) Mandate. Our people are empowered and obligated to exercise their right and duty to stop any unsafe operations through SWA

Safety Performance

OSHA Voluntary Protection Program (VPP). Five of the six sites participating in OSHA's VPP nationwide are C&J sites, including Decatur, Texas; Snyder, Texas; Hobbs, N.M.; and Carlsbad, N.M.

Respirable Silica Protection. Through a combination of engineering and safety protocols, minimize exposure to respirable silica to levels as low as reasonably achievable

Personal Well-Being

Taking care of our people and supporting their health and well-being, both inside and outside of work, including:

- Breast Cancer Awareness / Mobile Mammography
- Wellness Fair and Campaigns
- Monthly Holistic Wellness Newsletters
- Health Improvement Challenges
- Dependent Scholarship Program

37

1. RigLock is a registered trademark of FHE USA LLC.

• Board commitment to ensuring • Robust corporate governance • Priority veteran recruitment director and work force diversity practices • Community Impact Program • Employee engagement and • “Speak-Up” and Core Values enables community/charitable development initiatives to improve campaigns, regular interactive investments, volunteer time-off and workforce parity, including enhanced townhalls, “Speak Your Mind” citizens grant initiatives maternity leave, flexible work sessions and other cultural impact schedules, leadership training, equal initiatives • Disaster relief and emergency pay monitoring and equal opportunity • Ethical mandate and frequent hardship program and employment practices communications promoting policies • Active stakeholder engagement with and procedures that protect our an open mind to understand priorities people, setting “tone at the top” high and consider change standards reinforced by training and other initiatives • Recognized in the Institutional Investor poll for one of the best IR • Board reviews all hotline complaints programs / IR professionals out of 16 OFS companies nominated

• Hibernate™ Warm-Start System turns off frac • Curbing waste generation and working to pump engines between stages, resulting in reduce, re-use and recycle reduced fuel consumption, improved air quality and less noise – which leads to • Flexible work program reduces cars on the road greener worksite, improved economics and safer conditions at peak times

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